UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Converted Organics Inc.

(Name of Registrant as Specified In Its Charter)

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Converted Organics Inc.
7A Commercial Wharf West
Boston, MA 02110
617 624 0111

Dear Stockholder:

The 2007 Annual Meeting of Stockholders of Converted Organics Inc. (the “Company”) will be held at the Boston Marriott Long Wharf on June 7, 2007 at 9:30 a.m. local time.

The attached material includes the Notice of Annual Meeting and the Proxy Statement, which describes the business to be transacted at the meeting. We ask that you give them your careful attention.

We will be reporting on your Company’s activities and you will have an opportunity to ask questions about its operations.

We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. It is important that your shares be represented at the meeting whether or not you are able to attend in person. Accordingly, the return of the enclosed proxy as soon as possible will be greatly appreciated and will ensure that your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy if you wish to vote in person.

The Board of Directors recommends that you approve the proposals set forth in this proxy.

On behalf of the Board of Directors, I would like to thank you for your continued support and confidence.

Sincerely,

/s/ Edward J. Gildea
Edward J. Gildea
President, Chief Executive Officer and
Chairman of the Board

Notice of Annual Meeting of Stockholders
PROXY STATEMENT
Introduction
Purpose of the Annual Meeting
Who Can Vote
How to Vote
Revoking a Proxy
Quorum and Voting Requirements
Proxy Solicitation Costs and Methods
Communication with the Board of Directors
The Company’s Annual Report
Directors, Executive Officers and Key Employees
Board Classifications, Committees and Meetings
Nomination of Directors Candidates
Director Compensation
Code of Ethics
Compensation Committee — Composition and Responsibility
Compensation Philosophy
Peer Groups and Benchmarks
Executive Compensation — Elements
Base Salary
Long Term Compensation
Benefits
Employment Agreements
Executive Compensation
Outstanding Equity Awards at Fiscal Year End
Option Exercises and Holdings
Security Ownership of Certain Beneficial Owners and Management
Officers and Directors
Certain Relationships and Related Transactions
Section 16(a) Beneficial Ownership Reporting Compliance
Independent Public Accountants
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Audited Financial Statements
PROPOSAL NO. 1 ELECTION OF THE BOARD OF DIRECTORS
Vote Required
Recommendation
PROPOSAL NO. 2
APPROVAL OF THE SELECTION OF CARLIN, CHARRON & ROSEN, LLP AS INDEPENDENT PUBLIC ACCOUNTANT
OTHER MATTERS TO COME BEFORE THE MEETING
STOCKHOLDER PROPOSALS

Converted Organics Inc.

Notice of Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Converted Organics Inc. (the “Company”) will be held at the Boston Marriott Long Wharf as follows:

Date:	June 7, 2007

Time:	9:30 a.m.

Place:	Boston Marriott Long Wharf
296 State Street
Boston, MA 02109

The purpose of the meeting is to vote on the following matters:

1. To elect two members of the Board of Directors;

2. To approve the appointment of Carlin, Charron & Rosen, LLP as the Company’s Independent Auditor; and

3. To transact such other business as may properly come before the meeting.

Further information about the meeting is contained in the accompanying Proxy Statement. All stockholders of record on April 30, 2007 may vote at this meeting.

By Order of the Board of Directors

/s/ Edward J. Gildea
Edward J. Gildea
President, Chief Executive Officer and
Chairman of the Board

Boston, Massachusetts
April 30, 2007

Your vote is important.

If you do not plan to attend the meeting, please sign, date and promptly return the enclosed proxy. A postage-paid reply envelope is enclosed for your convenience. A stockholder who submits a proxy may revoke it at any time before the vote is taken at the meeting, or by voting in person at the meeting.

Converted Organics Inc.
7A Commercial Wharf West
Boston, MA 02110

PROXY STATEMENT

Annual Meeting of Stockholders
June 7, 2007

Introduction

This proxy statement contains information about the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Converted Organics Inc. (the “Company”) to be held at the Boston Marriot Long Wharf, 296 State Street, Boston MA 02109, June 7, 2007, at 9:30 a.m. local time, and at any postponements or adjournments thereof. The Company’s Board of Directors is using this proxy statement to solicit proxies for use at the Annual Meeting. This proxy statement and the enclosed proxy card are being mailed on or about May 4, 2007 to stockholders entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting

The purpose of the meeting is to vote on the following matters:

1. To elect Robert E. Cell and Edward A. Stoltenberg as directors to serve until their terms expire in 2010, each to serve until his successor is duly elected and qualified;

2. To approve the appointment of Carlin, Charron & Rosen, LLP as Independent Auditor for the Company; and

3. To transact such other business as may properly come before the meeting.

As of the date of this proxy statement, the Company is not aware of any business to come before the meeting other than the items noted above.

Who Can Vote

Stockholders of record as of the close of business on April 30, 2007 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of April 30, 2007 there were 3,598,314 shares of Company common stock issued and outstanding. Holders of Company common stock are entitled to one vote per share. Cumulative voting is not permitted. The enclosed proxy card shows the number of shares that you are entitled to vote.

How to Vote

You may give instructions on how your shares are to be voted by marking, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope.

A proxy, when executed and not revoked, will be voted in accordance with its instructions. If no choice is indicated on the proxy, the shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR approval of the appointment of the Auditor (Proposal No. 2), and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the Annual Meeting.

Revoking a Proxy

A stockholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Company’s Corporate Secretary at the Company’s principal executive offices referred to above, prior to the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy. Please note that a stockholder’s mere attendance at the Annual Meeting will not automatically revoke that stockholder’s previously submitted proxy.

Quorum and Voting Requirements

A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if stockholders holding a majority of the outstanding shares of common stock entitled to vote are present at the meeting in person or by proxy. Abstentions and broker-dealer non-votes will be counted as “shares present” in determining whether this quorum has been reached. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

With respect to Proposal No. 1, the two candidates receiving the highest number of votes cast in favor of their election shall be elected as directors. With respect to Proposal No. 2, abstentions and broker non-votes will be ignored, and approval requires that the number of votes in favor of the proposal exceeds the number of votes against. Any other matter properly subject to vote at the Annual Meeting will be approved if the number of votes in favor of such matter exceeds the votes against, unless a greater number of affirmative votes is required by law or by the Company’s Articles of Incorporation. Votes will be tabulated by inspectors of election appointed in accordance with applicable law.

Proxy Solicitation Costs and Methods

The Company will pay all costs of soliciting proxies. In addition to mailing proxy solicitation material, the Company’s management, employees and agents also may solicit proxies in person, by telephone, or by other electronic means of communication.

Communication with the Board of Directors

The Company has no formal written policy regarding communication with the Board of Directors. The policy of the Company is that management speaks for the Company. This policy does not preclude shareholders from communicating directly with members of the Board of Directors. If a shareholder wishes to communicate with the Board of Directors, they may send a letter directed to Secretary, Converted Organics Inc., 7A Commercial Wharf West, Boston, MA 02110.

The Company’s Annual Report

A copy of the Company’s annual report on Form 10-KSB for the year ended December 31, 2006 is enclosed with this proxy statement, and the contents of and exhibits to that annual report, including any amendments thereto, are incorporated by reference herein. Upon written or oral request, the Company will provide copies of the exhibits to the annual report at no charge; such requests should be directed to Converted Organics Inc., 7A Commercial Wharf West, Boston, MA 02110.

Directors, Executive Officers and Key Employees

The Company’s executive officers and directors and certain information about them, including their ages as of April 30, 2007, are as follows:

Name	Age	Position

Edward J. Gildea	55	President, Chief Executive Officer and Chairman of the Board
David R. Allen	52	Vice President and Chief Financial Officer
Robert E. Cell*	39	Director
John P. DeVillars	57	Director
William A. Gildea	51	Director
Edward A. Stoltenberg*	67	Director

*	Nominee for election

The following is a brief description of the principal occupation and recent business experience of each of our directors and executive officers:

Edward J. Gildea has been our Chairman, President and Chief Executive Officer since January 2006. From 2001 to 2005, he held several executive positions including Chief Operating Officer, Executive Vice President, Strategy and Business Development, and General Counsel of QualityMetric Incorporated, a private health status measurement business. During that period, Mr. Gildea was also engaged in the private practice of law representing business clients and held management positions in our predecessor companies. He holds an A.B. degree from the College of the Holy Cross and a J.D. degree from Suffolk University Law School. Mr. Gildea is William A. Gildea’s brother.

David R. Allen has been our Chief Financial Officer since March 2007. He was previously a director from June 2006 to March 2007. Until 2004, he was the Chief Executive Officer and the Chief Financial Officer of Millbrook Press Inc., a publicly held publisher of children’s books. Millbrook Press Inc. filed for bankruptcy in the District of Connecticut in February 2004 in a liquidation proceeding in which all creditors were paid in full. Since 2004, Mr. Allen has acted as a management consultant and advisor to small public companies. Mr. Allen holds a B.S. degree and an M.S. degree from Bentley College in Waltham, Massachusetts. Mr. Allen is a Certified Public Accountant.

Robert E. Cell has been a director since June 2006. In 2006, he became the President and Chief Executive Officer of RubiconSoft, now MyBuys.com, a preference-based marketing company. From 2004 to 2005, he was the Chief Executive Officer of Cool Sign Media Inc., a provider of digital advertising and signage. From 2000 to 2004, he held several executive positions, including Chief Operating Officer and Chief Financial Officer, at Blue Martini Software, Inc., a publicly held provider of client relationship management software applications. Since 2005, Mr. Cell has acted as a consultant to several public and private companies. Mr. Cell holds a B.S. degree and an M.B.A. from the University of Michigan.

John P. DeVillars has been a director since June 2006. He is a founder and managing partner of BlueWave Strategies LLC, an environmental and renewable energy consulting firm established in 2003, and is a managing partner of its affiliated investment group, BlueWave Capital. He is a director of Clean Harbors Inc. (a hazardous waste management company). Until 2003, Mr. DeVillars held the position of Lecturer in Environmental Policy in the Department of Urban Studies and Planning at the Massachusetts Institute of Technology; he continues to lecture at MIT, the Harvard Graduate School of Design and the Kennedy School of Government. From 2000 to 2003, Mr. DeVillars was Executive Vice President of Brownfields Recovery Corporation, a real estate investment and development firm focused on environmentally impacted properties known as “brownfields.” Mr. DeVillars holds a B.A. degree from the University of Pennsylvania and an M.P.A. from Harvard University.

William A. Gildea has been a director since January 2006. From 2000 to present, he has managed ECAP, LLC, a boutique investment firm that specializes in the funding and development of clean technologies, and held management positions in our predecessor companies. Mr. Gildea has also held positions at Connecticut Bank and Trust and Phoenix Investment Council. He earned a B.A. degree from Westfield State College in Westfield, Massachusetts and an M.B.A. from Rensselaer Polytechnic Institute in Troy, New York. Mr. Gildea is Edward J. Gildea’s brother.

Edward A. Stoltenberg has been a director since March 2007. He is a Managing Director of Phoenix Financial Services, an investment banking firm which provides financial services to middle market public and private companies. He has been with Phoenix since 1999. During the period 2001- 2002, Mr. Stoltenberg was retained by Pillowtex Corporation as its Director of Bankruptcy Compliance. Mr. Stoltenberg is a Certified Public Accountant and holds a B.A from Ohio Wesleyan University and an M.B.A from the University of Michigan.

There are no family relationships among our officers and directors, except that Mr. Edward Gildea and Mr. William Gildea are brothers.

Board Classifications, Committees and Meetings

Our Board of Directors comprises five members divided into three classes as nearly equal in number as possible. Currently, Messers. Stoltenberg and Cell serve as Class 1 directors, whose terms expire in 2007, Messers. DeVillars and William Gildea serve as Class 2 directors, whose terms expire in 2008, and Mr. Edward Gildea serves as a Class 3 director, whose term expires in 2009. Of the five members of the Board, three are independent directors.

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.

Audit Committee.  Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors, and audits of financial statements. Specific responsibilities include the following:

•	appointing, evaluating and terminating our independent auditors;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	approving the audit and non-audit services to be performed by the independent auditors;

•	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and

•	preparing the report that the Securities and Exchange Commission requires in our annual proxy statement.

Our Audit Committee comprises Messrs. Stoltenberg, DeVillars and Cell. Mr. Stoltenberg serves as Chairman of the Audit Committee. The Board has determined that all members of the Audit Committee are independent under the rules of the Securities and Exchange Commission and the NASDAQ Stock Market. The Board has determined that Mr. Stoltenberg qualifies as an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission. Our audit committee has adopted a written charter, a copy of which is available on our website at www.convertedorganics.com. A copy is also attached as Appendix A.

Compensation Committee.  Our Compensation Committee assists our Board of Directors in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include the following:

•	approving the compensation and benefits of our executive officers;

•	reviewing the performance objectives and actual performance of our officers; and

•	administering our stock option and other equity compensation plans.

Our Compensation Committee comprises Messrs., Cell, DeVillars and Stoltenberg. Mr. Cell serves as Chairman of the Compensation Committee. The Board has determined that all members of the Compensation Committee are independent under the NASDAQ rules.

Nominating and Governance Committee.  Our Nominating and Governance Committee assists the Board by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Specific responsibilities include the following:

•	evaluating the composition, size and governance of our Board of Directors and its committees and make recommendations regarding future planning and the appointment of directors to our committees;

•	determining procedures for selection of the CEO and other senior management; and

•	evaluating and recommending candidates for election to our Board of Directors.

Our Nominating and Governance Committee comprises Messrs. DeVillars, Cell and Stoltenberg. Mr. DeVillars serves as Chairman of our Nominating and Governance Committee. The Board has determined that all members of the Nominating Committee are independent under the NASDAQ rules.

During fiscal year 2006, the Board of Directors held 5 meetings in person, telephonically or by written consent. No director attended fewer than 75% of the total number of meetings of the Board of Directors. During fiscal year 2006, the Audit Committee of the Board of Directors met twice, and the Compensation Committee of the Board of Directors met once.

We anticipate that all members of the Board of Directors will attend the Annual Meeting.

Copies of our corporate governance documents, including our Corporate Governance Guidelines and committee charters, can be found on our website at http://www.convertedorganics.com.

Nomination of Directors Candidates

The Company receives suggestions for potential director nominees from many sources, including members of the Board, advisors and stockholders. Any such nominations, together with appropriate biographical information, should be submitted to the Chairperson of the Company’s Nominating and Governance Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Nominating and selection procedures are described in the written charter of the Company’s Nominating and Governance Committee, a copy of which is available on the Company’s website at www.convertedorganics.com. Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. The Nominating and Governance Committee seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its stockholders.

Candidates whose evaluations are favorable are then chosen by the Nominating and Governance Committee to be recommended for selection by the full Board. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting.

A stockholder wishing to nominate a candidate for election to the Company’s Board of Directors at any annual meeting at which the Board of Directors has determined that one or more directors will be elected shall submit a written notice of his or her nomination of a candidate to the Chairperson of the Company’s Nominating and Governance Committee (c/o the Corporate Secretary), providing the candidates name, biographical data and other relevant information together with a consent from the nominee. The submission must be received at the Company’s principal executive offices a reasonable time before the Company begins to print and mail its proxy materials so as to permit the Nominating and Governance Committee and, if necessary, the Board of Directors, to evaluate the qualifications of the nominee.

The Company currently does not employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Director Compensation

In fiscal 2006, our independent directors received options to purchase 10,000 shares and $5,000 for their service on the Board of Directors. In addition, they received meeting fees of $1,000 per meeting of the Board or Committee and reimbursement of expenses.

The management directors are not compensated for their services as directors. The following table details the independent directors’ compensation:

	Fees Earned or	Option Awards
Name	Paid in Cash	(Footnotes 1 & 2)	Total

David Allen	$12,000	$15,843	$27,843
Robert Cell	$12,000	$15,843	$27,843
John DeVillars	$11,000	$15,843	$26,843

(1)	The fair value for the stock options was estimated at the date of grant using a Black-Scholes pricing model with the following assumptions: risk-free interest rate of 5.07%; no dividend yield; volatility factor of 38.816%; and an expiration period of five years. The price resulting from the valuation was $1.5843 per share.

(2)	The amount of the option awards in the table above represents the aggregate amount of all options, issued to independent directors at the end of the fiscal year.

Code of Ethics

We have adopted a code of ethics that applies to our officers (including our principal executive, financial and accounting officers), directors, employees and consultants. The text of our code of ethics can be found on our website at (http://www.ConvertedOrganics.com).

Compensation Committee — Composition and Responsibility

All members of the Compensation Committee are independent directors in accordance with NASDAQ rules. There are currently three directors who serve on the Compensation Committee: Robert E. Cell, as Chair, Edward Stoltenberg, and John DeVillars.

The Compensation Committee operates under a written charter approved by the Board. The current Compensation Committee charter may be viewed by accessing the Investor Relations link on the Company website (http://www.ConvertedOrganics.com). The Compensation Committee has, as stated in its charter, two primary responsibilities: (i) assisting the Board in carrying out its responsibilities in determining the compensation of the CEO and executive officers of the Company; and (ii) establishing compensation policies that will attract and retain qualified personnel through an overall level of compensation that is comparable to, and competitive with, others in the industry and in particular, peer institutions.

The Compensation Committee, subject to the provisions of our 2006 Stock Option Plan, also has authority in its discretion to determine the employees of the Company to whom stock options shall be granted, the number of shares to be granted to each employee, and the time or times at which options should be granted. The CEO makes recommendations to the Compensation Committee about equity awards to the employees of the Company (other than the CEO). The Compensation Committee also has authority to interpret the Plans and to prescribe, amend, and rescind rules and regulations relating to the Plans.

The CEO reviews the performance of the executive officers of the Company (other than the CEO) and, based on that review, the CEO makes recommendations to the Compensation Committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the Compensation Committee or the Board with respect to his own compensation. The Compensation Committee makes recommendations to the Board about all compensation decisions involving the CEO and the other executive officers of the Company. The Board reviews and votes to approve all compensation decisions involving the CEO and the executive officers of the Company. The Compensation Committee and the Board will use data, showing current and historic elements of compensation, when reviewing executive officer and CEO compensation.

As the Company is in an early development stage, the Compensation Committee has not yet utilized the executive compensation consultants in making compensation decisions. In the future the Committee shall avail itself of appropriate available information to assist it in making informed decisions.

Compensation Philosophy

The compensation philosophy of the Company rests on two principles:

•	Total compensation should vary with our performance in achieving financial and non-financial objectives; and

•	Long-term incentive compensation should be closely aligned with the interests of shareholders.

The Company will adopt a “pay for performance” approach that offers a competitive total rewards package to help create value for our shareholders. In designing compensation programs, and making individual recommendations or decisions, the Compensation Committee will focus on:

•	Aligning the interest of executive officers and shareholders;

•	Attracting, retaining, and motivating high-performing employees in the most cost-efficient manner; and

•	Creating a high-performance work culture.

The Company’s compensation program reflects a mix of stable and at risk compensation, designed to fairly reward executive officers and align their interests with those of shareholders in an efficient manner. Each element of the Company’s compensation program is intended to provide employees with a pay opportunity that is externally competitive and which recognizes individual contributions.

Peer Groups and Benchmarks

In light of the early stage of the Company’s development, the Company has not yet undertaken periodic benchmarking of executive officer total compensation against a peer group. The compensation paid to date was based upon an analysis by management and the promoters of the Company of the level of compensation that would be acceptable in the market place for initial public offerings. When the Company commences benchmarking, the committee will periodically assesses the relevancy of the companies within the peer group and makes changes when appropriate. In addition to benchmarking against a peer group, the Compensation Committee will evaluate executive compensation by reviewing surveys data that cover a broader group of companies. Through benchmarking, the Compensation Committee expects to ensure that total executive compensation and its elements are appropriately targeted for both actual performance results and competitive positioning.

Executive Compensation — Elements

Executive compensation at the company has three components: base salary, long-term equity-based compensation, and benefits. The Compensation Committee expects to balance short-term and long-term Company performance and shareholder returns in establishing performance criteria. The Compensation Committee expects to evaluate executive compensation against these performance criteria and competitive executive pay practices before determining changes in base salary, the number of stock option awards, and other benefits.

Base Salary

The Company commenced paying a Base Salary to executives in February 2007. The salaries were generally less than or equal to the amounts included in the company’s prospectus for its initial stock offering.

The Company determined the base salary for Mr. Edward Gildea, the CEO, when he was hired in 2006 based upon information gathered by the Company on salaries paid to CEOs of start up organizations, and other relevant considerations. The Board will evaluate, at least once a year, Mr. Gildea’s performance in light of established corporate strategic goals and financial objectives. A review of Mr. Gildea’s performance for 2006 will be conducted at an executive session of the Board in May 2007 following the annual meeting, and his 2007 performance will be evaluated in January 2008.

Long Term Compensation

Equity Compensation

The determination of the size of any long term equity compensation grant is made by the Compensation Committee based on competitive factors and the attainment of strategic objectives. Equity compensation and stock ownership serve to link the net worth of executive officers to the performance of our common stock.

Stock options were granted in 2006 as described in the following table entitled “Outstanding Equity Awards at Fiscal Year End.” Each option provides the right to purchase a fixed number of shares at fair market value on the date of the grant. The options have a five year term.

Benefits

Retirement Plans

The Company does not offer a retirement benefit plan at this time.

Employment Agreements

Effective as of February 16, 2007, the Company entered into employments agreements with the CEO and the named executive officers to ensure the continuity of executive leadership, to clarify the roles and responsibilities of executives, and to make explicit the terms and conditions of executive employment. Provisions concerning a change of control of the Company, and terms of compensation in that event, are included in these employment agreements consistent with what the compensation committee believes to be best industry practices. The change of control provisions in the employment agreements are designed to ensure that executives devote their full energy and attention to the best long term interests of the shareholders in the event that business conditions or external factors make consideration of a change of control appropriate.

The employment agreement with Mr. Gildea for him to serve as President and Chief Executive Officer of the Company provides for a base salary of $220,000, which may be increased at the discretion of the Board. The agreement also provides for participation in various benefit programs provided by the Company, including group life insurance, sick leave and disability, retirement plans and medical insurance programs to the extent that they are offered by the Company; at this time, no such programs are offered.

In the event Mr. Gildea’s employment is terminated or in the event that Mr. Gildea resigns for ‘good reason’ following a change in control, Mr. Gildea is entitled to a lump sum of three years base salary plus three times his incentive compensation paid in the preceding twelve months or the plan’s target, whichever is greater, plus continued participation in the insurance benefits for a three year period. All stock options granted to Mr. Gildea would immediately vest and remain exercisable for three months following the date of termination.

Resignation for “good reason” under the employment agreement means, among other things, the resignation of Mr. Gildea after (i) the Company, without the express written consent of Mr. Gildea, materially breaches the agreement to his substantial detriment; or (ii) the Board of Directors, without cause, substantially changes Mr. Gildea’s core duties or removes his responsibility for those core duties, so as to effectively cause him to no longer be performing the duties of President and CEO of the Company; or (iii) The Board of Directors, without cause, places another executive above Mr. Gildea; or (iv) a change in control, as defined, occurs. Mr. Gildea is required to give the Company thirty days notice and an opportunity to cure in the case of a resignation effective pursuant to clauses (i) through (iv) above. The estimated expense to the Company of Mr. Gildea’s termination in the event of a change in control as of December 31, 2006 is $660,000.

The Company also entered into employment agreements with its named officers, Thomas R. Buchanan, Vice President and Chief Financial Officer (until March 1, 2007), and John A. Walsdorf, Vice President and Chief Operating Officer. The agreements provide for a base salary for each named officer of $180,000. The agreements also provide for participation in various benefit programs provided by the Company, including group life insurance, sick leave and disability, retirement plans and medical insurance programs to the extent that they are offered by the Company; at this time, no such programs are offered.

In the event that the named officers’ employment is terminated or in the event that a named officer resigns for ‘good reason’ following a change in control, the named officer is entitled to a lump sum of three years base salary plus three times his incentive compensation paid in the preceding twelve months or the plan’s target, whichever is greater, plus continued participation in the insurance benefits for a three year period. All stock options granted to the named officer would immediately vest and remain exercisable for three months following the date of termination.

Resignation for “good reason” under the employment agreement means, among other things, the resignation of the named officer after (i) the Company, without the express written consent of the named officer, materially breaches the agreement to his substantial detriment; or (ii) the Board of Directors, without cause, substantially changes the named officer’s core duties or removes his responsibility for those core duties, so as to effectively cause him to no longer be performing the duties of an executive of the Company; or (iii) The Board of Directors, without cause, places another executive above the named officer; or (iv) a change in control, as defined, occurs. The named officer is required to give the Company thirty days notice and an opportunity to cure in the case of a resignation effective pursuant to clauses (i) through (iv) above. The estimated expense to the Company of a named officer’s termination in the event of a change in control as of December 31, 2006 is $540,000.

Executive Compensation

Summary Compensation Table

The following table sets forth certain information concerning total compensation received by our Chief Executive Officer and the two most highly compensated other officers (“named officers”) during 2006 for services rendered to Converted Organics in all capacities.

		Summary Compensation
Name and Principal Position	Fiscal Year	Salary	Option Awards(2)	Total

Edward J. Gildea,	2006	$119,000(1)	$158,430	$277,430
President and Chief Executive Officer
Thomas R. Buchanan,	2006	119,000(1)	158,430	277,430
Vice President and Chief Financial Officer
John A. Walsdorf,	2006	119,000(1)	158,430	277,430
Vice President and Chief Operating Officer

(1)	Includes paid salary of $69,000 and unpaid salary of $50,000. The unpaid salary cannot be paid until the Company’s operations meet certain ratios required under the Company’s financing arrangement.

(2)	On June 15, 2006, the Company granted 100,000 options to Mr. Gildea and each of the named officers. The fair value for the stock options was estimated at the date of grant using a Black-Scholes pricing model with the following assumptions: risk-free interest rate of 5.07%; no dividend yield; volatility factor of 38.816%; and an expiration period of five years. The price resulting from the valuation was $1.5843 per share. All options vested upon issuance.

Outstanding Equity Awards at Fiscal Year End

	Option Awards
	Number of
	Securities	Option Exercise
	Underlying Unexercised	Price
Name	Options	($ per share)	Option Expiration Date

Edward J. Gildea	100,000	$3.75	June 15, 2010
Thomas R. Buchanan	100,000	$3.75	June 15, 2010
John A. Walsdorf	100,000	$3.75	June 15, 2010

Option Exercises and Holdings

All options were exercisable and no options were exercised by the Chief Executive Officer or any named officer in 2006.

Security Ownership of Certain Beneficial Owners and Management

Set forth below is information regarding the beneficial ownership of our common stock, as of March 31, 2007 by (i) each person whom we know owned, beneficially, more than 5% of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our Named Executive Officers, and (iv) all of the current directors and executive officers as a group. We believe that, except as otherwise noted below, each named beneficial owner has sole voting and investment power with respect to the shares listed. Unless otherwise indicated herein, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or investment power with respect to shares beneficially owned. Shares of common stock to be received upon conversion of preferred stock, or subject to options or warrants currently exercisable or exercisable on or within 60 days of the date of this proxy statement, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

Officers and Directors

	No. of Shares
	Beneficially
Name of Beneficial Owner(1)	Owned		%

Edward J. Gildea	201,100	(2)	5.9%
David R. Allen	10,000	(5)	*
John P. Weigold	195,000	(3)	5.7%
William A. Gildea	354,551	(4)	10.3%
Robert E. Cell	10,000	(5)	*
John P. DeVillars	10,000	(5)	*
Edward A. Stoltenberg	15,000	(5)(6)	*
All directors and officers as a group (seven persons)	795,651		34.6%
5% Stockholders
Weston Solutions, Inc (7)	300,000		8.8%
John E Tucker	314,851	(4)	9.2%
John A. Walsdorf	211,000	(2)	6.1%
Thomas R. Buchanan	200,000	(2)	5.8%
Millenco, LLC (8)	224,000		6.5%
Chester L.F. Paulson & Jacqueline M. Paulson, as Joint Tenants (9)	180,000		5.3%

*	Less than 1%

(1)	The address of all persons named in this table, with the exception of Weston Solutions, Inc, Millenco, LLC and Chester L.F. Paulson & Jacqueline M. Paulson is: c/o Converted Organics Inc., 7A Commercial Wharf West 02110.

(2)	Includes options to purchase 100,000 shares

(3)	Includes options to purchase 95,000 shares

(4)	Includes options to purchase 83,000 shares

(5)	Includes options to purchase 10,000 shares

(6)	Includes 2,000 shares beneficially owned and held in trust for the benefit of Mr. Stoltenberg’s grand-children

(7)	Address is One Weston Way, West Chester PA 19830. Arnold Borish, Sr. Vice President — General Counsel of Weston Solutions, Inc., has the power to vote and dispose of the shares

(8)	Address is 666 Fifth Avenue, New York, NY 10103

(9)	Address is 811 S.W. Naito Parkway, Suite 200, Portland, Oregon 97204

Certain Relationships and Related Transactions

As payment for compensation accrued and not paid since April 1, 2006 and expenses incurred but not reimbursed since April 1, 2006, we intend to pay in the future, out of available cash, a total of $300,000 to the following executive officers, directors and consultants, each of whom will receive $50,000: Edward J. Gildea, Thomas R. Buchanan, John A. Walsdorf, John P. Weigold, William A. Gildea and John E. Tucker.

The company rented its premises at 7A Commercial Wharf West, Boston, MA under an agreement with ECAP, LLC through April 27, 2007, at which time it entered into its own lease. The managing member of ECAP, LLC is a director and shareholder of the company and is also the brother of the Company’s President and Chief Executive Officer. The rental agreement provides for rent, as agreed between the company and ECAP, LLC and for reimbursement of expenses by the company for office and other expenses. The total amounts paid by the company to ECAP, LLC for rental and reimbursement expenses were $125,500 in 2003, $42,496 in 2004, $71,711 in 2005, $56,219 in 2006 and $17,584 in the first quarter of 2007.

We have entered into a services agreement dated May 29, 2003, as modified October 6, 2004, and again in March 2007 with one of our principal stockholders, Weston Solutions, Inc. Weston has been engaged to provide engineering and design services in connection with the construction of the Woodbridge organic waste conversion facility. The total amounts invoiced by Weston for services provided to the company were $70,000 in 2003, $434,454 in 2004, $90,888 in 2005 and $86,490 for 2006. We paid Weston $75,376 in 2003, $80,000 in 2006 and $224,000 in February 2007.

The Company paid Mr. William A. Gildea who is a 10% stockholder as well as the brother of the President and CEO of the company for his services in connection with development efforts in New Jersey, New York and Rhode Island as well as his services in connection with the sale of the Company’s common stock. Mr. Gildea was paid $32,500 in 2005 and $69,000 in 2006.

Previous to Mr. Edward A. Stoltenberg being appointed as a Director, the Company paid Phoenix Financial Services, a company of which Mr. Stoltenberg is a Managing Director, $82,500 for services related to procuring financing for the Company, for the period November, 2005 through February, 2007. As of February 28, 2007, the agreement between the Company and Phoenix Financial Services was terminated, and Mr. Stoltenberg receives no compensation from the Company except as a Director.

As of March 2007 the Company has entered into and agreement with ECAP LLC to provide consulting and advisory services in connection with managing fertilizer sales and marketing, development activities, and strategic business relationships for a flat monthly fee of $15,000. The managing member of ECAP, LLC is a director and 10% shareholder of the company and is also the brother of the Company’s President and Chief Executive Officer.

The Company also paid Mr. John E. Tucker, who is a 5% stockholder, and his company, BioVentures LLC., for its services in connection with the design and development work for the Company’s planned manufacturing facility in Woodbridge, NJ. BioVentures LLC was paid $15,000 in 2004, $1,000 in 2005 and $69,000 in 2006. The Company entered into a three month agreement with Mr. Tucker in February 2007 for $7500 per month to continue his work in connection with the design and development aspects of the Company’s proposed facility in Woodbridge, NJ.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Company’s directors, its officers and any persons holding more than 10% of the Company’s Common Stock (“10% holders”) are required to file with the Securities and Exchange Commission (“SEC”) initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. Specific filing deadlines of these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during the fiscal year ended December 31, 2006. To the best of the Company’s knowledge, all of these filing requirements have been satisfied. In making this statement, the Company has relied solely on written representations of its directors, officers and 10% holders and copies of the reports that they filed with the SEC.

Independent Public Accountants

Carlin, Charron & Rosen, LLP served as the Company’s independent public accountant in fiscal 2006 and has been engaged as the Company’s independent public accountant for fiscal 2007. The Audit Committee of the Board intends to meet with the auditor in August 2007 to discuss the audit engagement for fiscal 2007. The following table shows the fees paid or accrued by the Company for the audit and other services provide Carlin, Charron & Rosen, LLP for 2006 and 2005.

	FY 2006	FY 2005

Audit Fees	$138,683	$0
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Totals	$138,683	$0

Audit services of Carlin, Charron & Rosen, LLP for fiscal 2006 and 2005 consisted of the examination of the consolidated financial statements of the Company.

Representatives of Carlin, Charron & Rosen, LLP are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so. The representatives are expected to be available to respond to appropriate questions from attendees.

The Audit Committee, consisting entirely of independent directors, pre-approves all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services as allowed by law or regulation. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specifically approved amount. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees incurred to date. The Audit Committee, or one of its members to whom authority has been delegated by the Audit Committee, may also pre-approve particular services on a case-by-case basis. The Audit Committee pre-approved all of the Company’s audit fees, audit-related fees, tax fees, and all other fees for services by the independent auditors during fiscal 2006.

* * * * *

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2006. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the information by reference in such filing.

The Audit Committee currently includes three non-employee directors. Mr. Stoltenberg serves as Chairman of the Audit Committee, and Messrs. Cell and DeVillars serve as members. The Board of Directors has determined that each of the members of the Audit Committee is independent as defined by NASDAQ rules and the SEC. The Board also determined that each member of the Audit Committee is “financially literate” and has accounting or related financial management expertise. The Board also determined that Mr. Stoltenberg is an “audit committee financial expert” as defined by SEC rules through his business and professional experience.

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal controls and audit functions. The Audit Committee is directly responsible for the appointment, retention, evaluation, compensation, oversight and termination of the Company’s independent registered public accounting firm.

The Audit Committee reviews the results and scope of audit and other services provided by the independent auditors and reviews the accounting principles and auditing practices and procedures to be used in the Company’s financial reporting process, including its systems of internal control, and in the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm for the last fiscal year, Carlin, Charron & Rosen, LLP is responsible for performing an independent audit of those financial statements. As more fully explained in the Audit Committee’s charter, the Audit Committee’s responsibility is to provide oversight of and to review those processes. The Audit Committee does not conduct auditing or accounting reviews or procedures, and relies on information and representations provided by management and the independent auditors. The Audit Committee has relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements.

The Audit Committee held two meetings during the fiscal year ended December 31, 2006. The Audit Committee operates pursuant to a written charter, a copy of which is available on the Company’s website at http://www.ConvertedOrganics.com.

Audited Financial Statements

The Audit Committee has reviewed the audited financial statements, as amended, prepared for the fiscal year ended December 31, 2006. The Audit Committee has discussed those audited financial statements with members of the management of the Company.

The Audit Committee has discussed the audited financials for fiscal 2006 with Carlin, Charron & Rosen, LLP, and has discussed with Carlin, Charron & Rosen LLP the Statement on Auditing Standards No. 61 and PCAOB Auditing Standard No. 2, “An Audit of Internal Control Over Financial Reporting Conducted in Conjunction with an Audit of Financial Statements.” The Audit Committee has received from Carlin, Charron & Rosen, LLP a letter and other written disclosures required under Independence Standards Board Standard No. 1. The Audit Committee had discussions with Carlin, Charron & Rosen, LLP in advance of the Annual Meeting regarding the independence of Carlin, Charron & Rosen, LLP as the Company’s independent registered public accounting firm.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. After review of all discussions and correspondence described above, as well as such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended that the audited financial statements for the last fiscal year be included in the Company’s Annual Report on Form 10-KSB.

The Audit Committee

Edward Stoltenberg, Chairman

Robert E. Cell
John DeVillars

* * * * *

PROPOSAL NO. 1

ELECTION OF THE BOARD OF DIRECTORS

The Board of Directors has nominated Mr. Robert E. Cell and Mr. Edward A. Stoltenberg to serve as Class C directors until 2010 or until their respective successors are elected and qualified:

Mr. Robert E. Cell — DIRECTOR, to serve until the 2010 Annual Meeting of Stockholders

Mr. Edward A. Stoltenberg — DIRECTOR, to serve until the 2010 Annual Meeting of Stockholders

Vote Required

The two candidates receiving the highest number of votes cast in favor of their election shall be elected as directors.

Recommendation

The Board recommends that stockholders vote FOR the election of Mr. Cell and Mr. Stoltenberg.

Unless marked otherwise, proxies received will be voted FOR the election of each nominee.

* * * * *

PROPOSAL NO. 2

APPROVAL OF THE SELECTION OF CARLIN, CHARRON & ROSEN, LLP AS INDEPENDENT
PUBLIC ACCOUNTANT

The Board of Directors appointed Carlin, Charron & Rosen, LLP as the Company’s independent public accounting firm for 2007. Prior to 2007, Carlin, Charron & Rosen, LLP has served as the Company’s independent public accountant since 2005.

In the past two fiscal years there have been no disagreements with Carlin, Charron & Rosen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

One or more representatives of Carlin, Charron & Rosen, LLP will attend the Annual Meeting and be available to respond to questions.

The Board recommends the Shareholders approve the appointment of Carlin, Charron & Rosen, LLP as the Company’s independent public accountant for the year 2007. If the Shareholders do not approve the appointment, other independent auditors will be appointed by the Board upon recommendation of the Audit Committee.

* * * * *

OTHER MATTERS TO COME BEFORE THE MEETING

If any business not described herein should properly come before the meeting the Proxy Committee will vote the shares represented in accordance with their best judgment. At this time the proxy statement went to press, the company knew of no other matters which might be presented for Stockholder action at the meeting.

* * * * *

STOCKHOLDER PROPOSALS

Should a stockholder desire to include in next year’s proxy statement a proposal other than those made by the Board, such proposal must be sent to the Secretary of the Company at 7A Commercial Wharf West, Boston, MA 02110. The Company expects to print its proxy statement on April 1, 2008. Shareholder proposals must be received at our principal executive offices within a reasonable time before the Company begins to print and send its proxy materials.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

APPENDIX A

CONVERTED ORGANICS INC.

AUDIT COMMITTEE CHARTER

General Functions, Authority and Role

The Audit Committee (the “Audit Committee”) is a committee of the Board of Directors (the “Board”) of Converted Organics Inc. (the “Company”). The Audit Committee’s primary function shall be to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the systems of internal controls that management and the Board have established, and the Company’s audit process.

The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities. In connection with such investigations or otherwise in the course of fulfilling its responsibilities under this Charter, the Audit Committee shall have the authority to engage and compensate special legal, accounting, or other consultants to advise it as it deems necessary, and may request any officer or employee of the Company, its outside legal counsel or outside auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee may also meet with the Company’s investment bankers or financial analysts who follow the Company.

The Company’s outside auditor shall ultimately be accountable to the Board and to the Audit Committee, as representative of the stockholders, and the Audit Committee shall have direct responsibility to appoint, evaluate, compensate, retain, oversee (including resolving disagreements between management and the outside auditor regarding financial reporting) and, where appropriate, replace the outside auditor, or to nominate the outside auditor to be proposed for stockholder ratification. In the course of fulfilling its specific responsibilities hereunder, the Audit Committee shall strive to maintain an open avenue of communication between the Company’s outside auditor and the Board.

The responsibilities of a member of the Audit Committee shall be in addition to such member’s duties as a member of the Board.

Membership

The membership of the Audit Committee shall consist of at least three independent outside members of the Board who shall serve at the pleasure of the Board. The membership of the Audit Committee shall meet the independence and financial literacy and experience requirements of The NASDAQ Stock Market, Inc. or similar requirements of such other securities exchange or quotation system as may from time to time apply to the Company (taking into account applicable exceptions therefrom).

In addition, no member shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

Audit Committee members and the Audit Committee Chairperson shall be designated by the full Board upon the recommendation of the nominating committee.

Meetings, Quorum, Informal Actions, Minutes

The Audit Committee shall meet on a regular basis. Special meetings may be called by the Chairman of the Audit Committee. A majority of the members of the Audit Committee shall constitute a quorum. Concurrence of a majority of the quorum (or, in case a quorum at the time consists of two members of the Committee, both members present) shall be required to take formal action of the Audit Committee. Written minutes shall be kept for all informal meetings of the Audit Committee.

The Audit Committee may act by unanimous written consent, and may conduct meetings via conference telephone or similar communication equipment. Members of the Audit Committee may meet informally with officers or employees of the Company and its subsidiaries and with the Company’s independent auditors, and may conduct informal inquiries and studies without the necessity of holding a formal meeting. The Audit Committee may delegate to its Chairman or to one or more of its members the responsibility for performing routine functions as, for example, review of press releases announcing results of Company operations.

Duties and Responsibilities

In addition to any duties and responsibilities assigned to the Audit Committee from time to time by the Board, the Audit Committee shall:

General

•	Meet at least quarterly, or more frequently as circumstances or the obligations of the Audit Committee require, with the chief financial officer, the senior internal auditing executive and the outside auditor in separate executive sessions.

•	Make regular reports to the Board, including reports of any Audit Committee actions and such recommendations as the Audit Committee may deem appropriate.

•	Annually review and reassess the adequacy of this Charter and, if appropriate, propose changes to the Board for approval.

•	Perform such functions as may be assigned by law, the Company’s Articles of Incorporation or Bylaws, or the Board.

•	At least annually, conduct a self-evaluation of the performance of the Audit Committee.

Outside Auditor

•	Review the experience and qualifications of the senior members of the outside auditor team and the quality control procedures of the outside auditor.

•	At least annually, obtain and review a report by the outside auditor describing the firm’s internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the outside auditor and the listed company.

•	As necessary, consider with management and the outside auditor the rationale for employing audit firms other than the principal outside auditor. Evaluate together with the Board whether it is appropriate to adopt a policy of rotating outside auditors on a regular basis.

•	Appoint, evaluate, compensate, retain, oversee (including resolve disagreements between management and the outside auditor regarding financial reporting) and, where appropriate, replace the outside auditor, or nominate the outside auditor to be proposed for stockholder ratification.

•	Pre-approve the retention of the outside auditor for all audit, review and attestation engagements and such non-audit services as the outside auditor is permitted to provide the Company and approve the fees for such services pursuant to procedures that may be adopted by the Committee from time to time. Pre-approval of audit and non-audit services shall not be delegated to management, but may be delegated to one or more independent members of the Committee so long as that member or members report their decisions to the Committee at all regularly scheduled meetings. In considering whether to pre-approve any non-audit services, the Committee or its delegees shall consider whether the provision of such services is compatible with maintaining the independence of the outside auditor.

•	Approve the scope and fees to be paid to the outside auditor for audit services and approve the partner, manager and technical review partner on the audit engagement.

•	Take reasonable steps to confirm the independence of the outside auditor, which shall include:

➢	ensuring receipt from the outside auditor of a formal written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard No. 1;

➢	discussing with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the outside auditor, and

➢	as necessary, taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor. In performing this duty, the Audit Committee shall consider whether the outside auditor’s provision of financial systems design and implementation services and any other non-audit services is compatible with the independence of the outside auditor.

•	Recommend to the Board guidelines for the Company’s hiring of employees of the outside auditor who were engaged on the Company’s account, ensuring, at a minimum, the compliance with applicable legal and regulatory requirements.

•	Review earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

Audit Process and Results

•	Consider, in consultation with the outside auditor and internal auditor prior to the audit, the audit’s scope, planning, and staffing.

•	Review with the outside auditor the coordination of the audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

•	Consider and review with the outside auditor:

➢	The adequacy of the Company’s internal controls including computerized information system controls and security, ensuring compliance with applicable legal and regulatory requirements.

➢	Any related significant findings and recommendations of the outside auditor together with management’s responses thereto.

➢	The matters required to be discussed by Statement on Auditing Standards No. 61, as the same may be modified and supplemented from time to time.

➢	An analysis prepared by management and the outside auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including an analysis of the effect of alternative GAAP methods on the Company’s financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

•	Review and discuss with management and with the outside auditor at the completion of the annual examination, or earlier, if circumstances require:

➢	The Company’s audited financial statements and related footnotes.

➢	The outside auditor’s audit of the financial statements and their report thereon.

➢	Any significant changes required in the outside auditor’s audit plan.

➢	Any changes required in the planned scope of the internal audit.

➢	Any major issues regarding accounting or auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

➢	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, or disagreements with management encountered during the course of the audit.

➢	Any management letter provided by the outside auditor and the Company’s response to that letter.

➢	Significant findings during the year and management’s responses thereto.

➢	Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards.

•	Meet periodically with management and the outside auditor to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•	Review with management and the outside auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the outside auditor, internal auditors or management.

•	Obtain from the outside auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

•	Meet with the outside auditor and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

•	Review with management and the outside auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

•	Review management reports, providing assurance of compliance with regulatory requirements.

Securities and Exchange Commission Filings

•	Review filings with the Securities and Exchange Commission and other published documents containing the Company’s financial statements.

•	Review with management and the outside auditor the draft of the quarterly earnings release, interim financial statements and results of the outside auditor’s reviews thereof before they are released to the public or filed with the Securities and Exchange Commission.

•	Discuss with the national office of the outside auditor issues on which it was consulted by the Company’s audit team and matters of audit quality and consistency.

•	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Internal Controls and Legal Matters

•	Review the Company’s policies and procedures with respect to officer expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the outside auditor.

•	Review with the Company’s general counsel legal and regulatory matters that may have a material impact on the financial statements and review related Company compliance policies and any material reports or inquiries received from regulators or governmental agencies.

•	Review the Company’s policies and procedures to assure that they preclude loans to officers and directors. Confirm periodically that no such loans have been made.

•	Review the Company’s policies and procedures to assure that any transactions with directors, officers or members of their immediate families are reviewed and approved in advance by the Audit Committee. Confirm periodically that no unapproved transactions have occurred.

•	Review the Company’s policies and procedures to assure that all non-audit services provided by the Company’s auditors are reviewed and approved in advance by the Audit Committee. Confirm periodically that no unapproved transactions have occurred.

•	Obtain reports from management, the Company’s senior internal auditor and the outside auditor that the Company’s subsidiaries and foreign affiliated entities are in conformity with applicable legal requirements and the Company’s own policies, including disclosures of insider and affiliated party transactions.

•	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and compliance with the Company’s policies or code of conduct.

•	Review quarterly reports provided by management, relating to pending, threatened or likely litigation.

•	Review the appointment and replacement of the senior internal auditing executive.

•	Review the internal audit department responsibilities, budget and staffing.

•	Review significant reports to management prepared by the internal auditing department and management’s responses.

•	Assure that the Company has adequate procedures in place for the receipt, retention and treatment of complaints received by the Company regarding allegations of suspected acts that are illegal or in violation of specific public regulations or policies, or regarding accounting, internal accounting controls or auditing matters.

•	Assure that the Company has adequate procedures in place for the confidential, anonymous submission by employees of the Company regarding questionable accounting or auditing matters.

•	Consult with the Nominating and Governance Committee regarding the development and monitoring of compliance with a code of ethics for senior financial officers pursuant to and to the extent required by regulations applicable to the Company from time to time.

•	Consult with the Nominating and Governance Committee regarding the development and monitoring of compliance with a code of conduct for all Company employees, officers and directors pursuant to and to the extent required by regulations applicable to the Company from time to time.

•	Review and approve all related-party transactions, including transactions between the Company and its officers or directors or affiliates of officers or directors.

Note on Related Management and Outside Auditor Roles

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete, accurate, and in accordance with generally accepted accounting principles. These are the responsibilities of management and the outside auditor.

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	Electronic Voting Instructions

You can vote by Internet!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on June 7, 2007.
Vote by Internet • Log on to the Internet and go to www.investorvote.com

• Follow the steps outlined on the secured website.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card	C0123456789	12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2.

1. Election of Directors:	For	Withhold		For	Withhold
01 — Robert E. Cell*	☐	☐	02 — Edward A. Stoltenberg*	☐	☐	+
*Each Director to serve until the 2010 Annual Meeting of Stockholders.

		For	Against	Abstain
2.	Approval of the selection of Carlin, Charron & Rosen, LLP as Independent Public Accountant.	☐	☐	☐	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

B Non-Voting Items Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

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Proxy — Converted Organics

Notice of 2007 Annual Meeting of Shareholders
Proxy Solicited by Board of Directors for Annual Meeting — June 7, 2007
The undersigned shareholder of Converted Organics hereby appoints Edward J. Gildea as proxy with the power of substitution, and he is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Converted Origanics to be held at the Boston Marriott Long Wharf, 269 State St., Boston, MA 02109, on June 7, 2007 at 9:30 AM. or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees listed and FOR Proposal 2.
In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side.)